NETGEAR, INC.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made as of [•], 2024, by and between NETGEAR, Inc., a Delaware corporation (the “Company”), and [•] (“Indemnitee”).

WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors’ and officers’ liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the coverage of liability insurance has been limited;

WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1.
Indemnification.
(a)
Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor, against any and all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.
(b)
Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is, or is threatened to be made, a party to or witness or other participant in, any Proceeding by or in the right of the Company to procure a judgment in its favor, to the fullest extent permitted by law, against all Expenses to the extent actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged, by a court of competent jurisdiction, to be liable to the Company unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper.
(c)
Change in Control. The Company agrees that if there is a Change in Control (as defined in Section 11(c) hereof) of the Company (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses and advancement of Expenses under this Agreement or any other agreement or under the Company’s Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 11(f) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
(d)
Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, the Company shall indemnify Indemnitee against Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. For purposes of this section, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

Indemnification for Expenses of a Witness. To the extent that Indemnitee is, by reason of such Indemnitee’s status as a current or former director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified to the extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

2.
Agreement to Serve. Indemnitee agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of another Enterprise, for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation or is removed from such position. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and Indemnitee. Indemnitee specifically acknowledges that any employment with the Company (or any of its subsidiaries or any Enterprise) is at will, and Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Indemnitee and the Company (or any of its subsidiaries or any Enterprise), any existing formal severance policies adopted by the Company’s board of directors or, with respect to service as a director or officer of the Company, the Company’s Certificate of Incorporation or Bylaws or the DGCL. No such document shall be subject to any oral modification thereof.
3.
Expenses; Indemnification Procedure; Presumptions.
(a)
Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee in connection with any Proceeding prior to its final disposition. Advances shall be unsecured and interest free and made without regard to Indemnitee’s ability to repay such advances. Indemnitee hereby undertakes to repay such advances only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within forty-five (45) days following receipt by the Company of a written request therefore (which written request shall include invoices received by Indemnitee in connection with such Expenses, but in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). This Section 3(a) shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is not permitted under this Agreement, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 9(e) or 9(f) prior to a determination that Indemnitee is not entitled to be indemnified by the Company.
(b)
Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified under this Agreement, give the Company notice in writing of any matter for which Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the receipt by Indemnitee of notice thereof. The written notification to the Company shall include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. The failure by Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights, except to the extent that such failure or delay materially prejudices the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.
(c)
Procedure. To obtain indemnification, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the Proceeding. Any indemnification and advances provided for pursuant to this Agreement shall be made no later than [forty-five (45) days] after receipt of the timely written request of Indemnitee. If a claim under this

Agreement, under any statute, or under any provision of the Company’s Certificate of Incorporation or Bylaws providing for indemnification or advancement, is not paid in full by the Company within [forty-five (45) days][NTD: with respect to indemnification, this is on the shorter side for the company to determine Indemnitee’s right to indemnification (including bringing on Independent Counsel, if necessary) after a timely written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter submit Indemnitee’s claim to arbitration as described in Section 14 to recover the unpaid amount of the claim and, subject to Section 15 of this Agreement, Indemnitee shall also be entitled to be paid for the Expenses (including attorneys’ fees) of bringing such claim. It shall be a defense to any such action (other than a claim brought for Expenses incurred in connection with any Proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of Expenses pursuant to Section 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists or an arbitration panel as described in Section 14. It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court or arbitration panel to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.
(d)
Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all commercially-reasonable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.
(e)
Selection of Counsel. In the event the Company shall be obligated to advance Expenses or make any indemnity in connection with any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, conditioned or delayed, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of counsel subsequently incurred by Indemnitee with respect to the same Proceeding. Notwithstanding the Company’s assumption of the defense of any such Proceeding, the Company shall be obligated to pay the fees and expenses of Indemnitee’s separate counsel to the extent (i) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (ii) counsel for the Company or Indemnitee shall have reasonably concluded that there is sufficient conflict of interest between the Company and Indemnitee in the conduct of any such defense that Indemnitee needs to be separately represented, (iii) the Company shall not, in fact, have employed, or shall not continue to employ, counsel to defend such Proceeding or (iv) the Company is not financially or legally able to perform its indemnification obligations with respect to such Proceeding. The Company shall have the right to conduct such defense as it sees fit in its sole discretion. Regardless of any provision in this Agreement, Indemnitee shall have the right to employ counsel in any Proceeding at Indemnitee’s personal expense. The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company.
(f)
Settlement. Notwithstanding anything to the contrary in this Agreement, (i) the Company shall not be liable to indemnify Indemnitee for any settlement of any Proceeding (or any part thereof) without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed and (ii) the Company shall have the right to settle any Proceeding (or any part thereof) without the consent of Indemnitee, provided that the Company shall not settle any Proceeding (or any part thereof) in a manner that imposes any penalty or liability on Indemnitee without Indemnitee’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.
(g)
Presumption. The termination of any action, suit or Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) Indemnitee did not act in good faith, (ii) Indemnitee did not act in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or (iii) with respect to any criminal action or proceeding, Indemnitee had no reasonable cause to believe that Indemnitee’s conduct was unlawful. Neither the knowledge, actions nor failure to act of any other director, officer, agent or employee of the Enterprise shall be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.
4.
Additional Indemnification Rights; Nonexclusivity.
(a)
Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the Proceeding or any claim, issue or matter therein, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and Company’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

(b)
Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the DGCL, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. Subject to Section 20, the indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any action or other covered Proceeding.
5.
Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually or reasonably incurred by Indemnitee in the Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.
6.
Mutual Acknowledgement. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.
7.
Directors’ and Officers’ Liability Insurance. The Company shall, from time to time, make a good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.
8.
Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.
9.
Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to make any indemnity (or advance expenses) in connection with any Proceeding (or any part of any Proceeding):
(a)
if prohibited by applicable law; or
(b)
initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Company’s Board of Directors has approved the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 15 or (iv) otherwise required by law; or
(c)
instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction or the arbitration panel determines that each of the material assertions made by the Indemnitee in such Proceeding was not made in good faith or was frivolous; or
(d)
for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid; or
(e)
for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar provisions of federal, state or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements); or
(f)
for any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, in either case as required under any clawback or compensation recovery policy adopted by the Company, applicable securities exchange and association listing requirements, including, without limitation, those adopted in accordance with Rule 10D‑1 under the Securities Exchange Act of 1934, as amended, and/or the Securities Exchange Act of 1934, as amended (including, without limitation, any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements).

10.
Effectiveness of Agreement. To the extent that the indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the DGCL, such provisions shall not be effective unless and until the Company’s Certificate of Incorporation authorizes such additional rights of indemnification. In all other respects, the balance of this Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.
11.
Construction of Certain Phrases.
(a)
For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving entity as Indemnitee would have with respect to such constituent entity if its separate existence had continued.
(b)
For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.
(c)
For purposes of this Agreement a “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act, provided that “beneficial owner” shall exclude any person otherwise becoming a beneficial owner by reason of (i) the stockholders of the Company approving a merger of the Company with another entity or (ii) the Company’s board of directors approving a sale of securities by the Company to such person), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities (as defined below), (ii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (iii) or (iv) of this Section 11(c)) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Company’s Board of Directors, or (iii) the effective date of a merger or consolidation of the Company with any other entity other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity, (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company’s assets, or (v) any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to such reporting requirement.
(d)
For purposes of this Agreement, “Enterprise” shall mean the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary.
(e)
For purposes of this Agreement, “Expenses” include all reasonable and actually incurred attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent, and (ii) for purposes of Section 15, Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.
(f)
For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys that is experienced in matters of corporate law, selected in accordance with the provisions of Section 1(c) hereof, who neither presently is, nor in within the past three years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party (other than as Independent Legal Counsel with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements) or (ii)

any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.
(g)
For the purposes of this Agreement, “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom and including without limitation any such Proceeding pending as of the date of this Agreement, in which Indemnitee was, is or will be involved as a party, a potential party, a non-party witness or otherwise by reason of (i) the fact that Indemnitee is or was a director or officer of the Company, (ii) any action taken by Indemnitee or any action or inaction on Indemnitee’s part while acting as a director or officer of the Company, or (iii) the fact that he or she is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.
(h)
For purposes of this Agreement, “Voting Securities” shall mean any securities of the Company or other entity, as context may require, that vote generally in the election of directors or members of such other entity’s governing body.
12.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.
13.
Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, legal representatives and assigns.
14.
Arbitration. It is understood and agreed that the Company and Indemnitee shall carry out this Agreement in the spirit of mutual cooperation and good faith and that any differences, disputes or controversies shall be resolved and settled amicably among the parties hereto. In the event that the dispute, controversy or difference is not so settled in the above manner, or that advancement of Expenses or indemnification is not otherwise made, within forty-five (45) days, then the matter shall be exclusively submitted to arbitration in Santa Clara County, California before three independent technically qualified arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association and under the laws of Delaware, without reference to conflict of laws principles. Except as otherwise required by law, and subject to Sections 1(b) and 6, arbitration shall be the exclusive forum and the decision and award by the arbitrator(s) shall be final and binding upon the parties concerned and may be entered in any state court of California having jurisdiction.
15.
Attorneys’ Fees. To the fullest extent permitted by applicable law, in the event that any action is instituted or claim is submitted to arbitration by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and Expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action or arbitration, unless as a part of such action, a court of competent jurisdiction or the arbitrator(s) determines that each of the material assertions made by Indemnitee as a basis for such claim were not made in good faith or were frivolous. To the fullest extent permitted by applicable law, in the event of an action instituted or a claim submitted to arbitration by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and Expenses, including attorneys’ fees, incurred by Indemnitee in defense of such action or claim (including with respect to Indemnitee’s counterclaims and cross-claims made in such action or arbitration), unless as a part of such action the court or the arbitrator(s) determines that each of Indemnitee’s material defenses to such action or claim were made in bad faith or were frivolous.
16.
Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked or (iii) if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or it not sent during normal business hours of the recipient, then on the recipient’s next business day. Notice to the Company shall be directed to the Company’s Chief Executive Officer with a copy to the Company’s Chief Legal Officer. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.
17.
Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any proceeding which arises out of or relates to this Agreement and agree that (i) except as expressly provided elsewhere in this agreement, any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware and (ii) any arbitration proceeding which arises out of or relates to this Agreement shall be held in Santa Clara County, California.
18.
Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and performed entirely within Delaware.
19.
Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the corporation effectively to bring suit to enforce such rights.
20.
Continuation of Indemnification. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of any other Enterprise, as applicable; or (b) one year after the final termination of any Proceeding, including any appeal, then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding instituted or claim submitted to arbitration by Indemnitee under this Agreement to enforce or interpret any of the terms hereof.
21.
Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.
22.
Integration and Entire Agreement. This Agreement (a) sets forth the entire understanding between the parties, (b) supersedes all previous written or oral negotiations, commitments, understandings and agreements and (c) merges all prior and contemporaneous discussions between the parties, in each case relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NETGEAR, INC.

By:____________________________

Name: Kirsten Daru

Title: General Counsel

Address:

350 E. Plumeria Dr.

San Jose, CA 95134

kirsten.daru@netgear.com

AGREED TO AND ACCEPTED:

INDEMNITEE:

______________________________

Name: [•]

Address:

[•]

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